CONTINENTAL CAPITAL & EQUITY CORPORATION

                                 AGENT AGREEMENT

                  This Agent Agreement is made and entered into this 1st day of December, 1998 by and between CONTINENTAL CAPITAL & EQUITY CORPORATION, Inc., LOCATED AT 195 Wekiva Springs Road, Suite 200, Longwood, Florida 32779, hereinafter referred to as CCED and REMEDENT USA, INC., located at 7301 E. Evans Road, Scottsdale, Arizona 85260, hereinafter referred at as REMM.

                                    RECITALS

                  WHEREAS, REMM is a publicly held corporation and desires to engage CCED as agent, for the purpose of introducing merger/acquisition candidates, identifying sources of capital and/or providing other financial services, and

                  WHEREAS, CCED possesses certain skills, knowledge, abilities and considerable contracts throughout the financial industry, and

                  WHEREAS, CCED desires to assist REMM with introduction to sources, as outlined above.

                  NOW,   THEREFORE,   in  consideration  of  the  covenants  and
conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

                                    ARTICLE 1
                           Effective Term of Agreement

         1.1 This Agent Agreement shall begin on the date shown and shall be operative and controlling for a period not to exceed December 1, 1999.

                                    ARTICLE 2
                        Exclusivity and Non-Circumvention

         2.1 Exclusivity. During the effective term of the Agent Agreement, CCED shall be engaged by REMM on a non-exclusive basis.

         2.2 Non-Circumvention. Each party to this Agreement shall keep the existence and the terms of this Agreement strictly confidential. Furthermore, REMM shall not attempt to contact any third party initially introduced by CCED with the expressed purpose of circumventing CCEC's participation in any transaction pursuant to this Agreement.

                                    ARTICLE 3
                          CCED Performance Obligations

         Upon execution of the Agent Agreement by both parties, CCED agrees to employ its best efforts to perform the following:

         3.1 To introduce sources, as outlined above, to REMM, and assist in the closing of such transactions.

         3.2 REMM must approve in advance, in writing, any and all matters relating to, or otherwise effecting REMM and/or its business, and for any such matter to be effective against, or otherwise bind REMM. CCEC shall use every effort to promptly inform all parties whom CCEC may or shall contact, and shall use every effort to make such parties aware, that no agreement, promise, understanding, representations or inducement shall be effective against, or otherwise bind REMM unless or until such is approved in advance in a written agreement signed by REMM.

                                    ARTICLE 4
                          REMM Performance Obligations

         REMM agrees to pay CCEC upon closing of any transaction associated with this agreement as follows:

         4.1 Funding: CCEC shall be entitled to receive on the closing of any funding transaction, a cash finder's fee of 3% of total gross proceeds received by REMM.

                                    ARTICLE 5
                               No Power of Agency

         5.1 No Power of Agency. Neither party shall have the power to bind the other, nor shall any act by either party be immutable for any purpose to the other.

                                    ARTICLE 6
                                Entire Agreement

         6.1 Entire Agreement. Other than any current and/or future agreement(s) by and between the parties (which any said agreement(s) shall continue in full force and effect independent of this Agreement), this Agent Agreement sets forth the agreement and understanding of the parties hereto. No other representations, promise or inducement has been made by any party that is not embodied in this Agreement, and no party shall be bound by or liable for any alleged representation, promise of inducement not so set forth.

                                    ARTICLE 7
                                  Modification

         7.1 Modification. This Agent Agreement may be modified or added to from time to time, at the will of the parties, provided that all subsequent modifications or additions must be in writing and executed by the parties, noting the date thereof. No modifications or additions bearing a date earlier than the last of the dates of execution below shall be valid. All future modifications, to the extent that they conflict with the provisions contained herein, shall be deemed as superseding the conflicting provisions set out herein.

                                    ARTICLE 8
                            Assignment and Succession

         8.1 Assignability. CCEC may assign any part of its rights under this Agent Agreement with prior approval of REMM and CCEC shall have the right to delegate its duties under this Agent Agreement with the prior consent of REMM.

         8.2 Successors. The Agent Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and their assigns.

                                    ARTICLE 9
                                Invalid Provision

         9.1 Invalid Provision. In the event that any one or more provisions of the Agent Agreement shall for any reason be duly held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not effect any other provision of the Agent Agreement.

                                   ARTICLE 10
                                  Counterparts

         10.1   Counterparts.   This  Agent   Agreement   may  be   executed  in
counterparts, and any number of counterparts signed in the agreement by the parties hereto shall constitute a single original instrument.

                                   ARTICLE 11
                                    Headings

         11.1 Headings. The headings herein are for reference only and shall not affect the construction of this Agent Agreement.

                                   ARTICLE 12
                                   Arbitration

         12.1 Arbitration. Any controversy or claim arising out of or relating to the Agent Agreement, or the breach thereof, shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                                   ARTICLE 13
                                   Collections

         13.1 Collections. Should either party incur any expenses in enforcing provisions of the agreement, or in collecting any debt which may arise from this agreement, the other party shall be obligated to reimburse said party for all reasonable costs and expenses incurred.

                                   ARTICLE 14
                                 Governing Law.

         14.1 Governing Law. The existence, validity, construction, operation and effect of this Agent Agreement shall be determined in accordance with and governed by the laws of the State of Florida, United State of America.

         IN WITNESS THEREOF, the parties, have carefully considered each provision of the Agent Agreement, note their approval and acceptance hereof by executing this agent Agreement shall become effective, and the term of the Agent Agreement shall begin, on the last day of execution hereunder.

         CONFIRMED AND AGREED ON THE 3RD DAY OF DECEMBER, 1998.

         CONTINENTAL CAPITAL & EQUITY CORPORATION



         By:
            ----------------------             -------------------------
            CCEC Representative                   CCEC Officer


            ----------------------             -------------------------
                  Witness                           Witness

         CONFIRMED AND AGREED ON THE ____ DAY OF ___________, 1998

         REMEDENT USA, INC.


         By:
            ------------------------
                  Duly Authorized


             ------------------------
                  Witness